EARNINGS (LOSS) PER SHARE ("EPS") (Tables)	12 Months Ended
Mar. 31, 2020
EARNINGS (LOSS) PER SHARE ("EPS")
Schedule of computation of the basic and diluted net earnings per share

	Year ended	Year ended	Year ended
	March 31, 2020	March 31, 2019	March 31, 2018
	USD	USD	USD
Numerator:
Net (loss) income attributable to Hexindai Inc.'s shareholders	(71,198,381)	5,532,581	65,481,973

Denominator:
Weighted average number of ordinary shares outstanding-basic	48,757,199	48,693,162	44,977,780
Weighted average number of dilutive potential ordinary shares from share options	—	4,219,664	2,678,483
Weighted average number of ordinary shares outstanding-diluted	48,757,199	52,912,826	47,656,263
Basic net (loss) income per share	(1.46)	0.11	1.46
Diluted net (loss) income per share	(1.46)	0.10	1.37